T. Rowe Price Institutional Large-Cap Growth Fund

Supplement to Prospectus Dated May 1, 2015

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2017, Taymour R. Tamaddon will replace Robert W. Sharps as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Tamaddon joined T. Rowe Price in 2004.

On page 21, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 30, 2016, Taymour R. Tamaddon will become a member of the fund’s Investment Advisory Committee and, effective January 1, 2017, Mr. Tamaddon will replace Robert W. Sharps as Chairman of the committee. Mr. Tamaddon joined the Firm in 2004 and his investment experience dates from 2003. Since joining the Firm, he has served as an equity research analyst and a portfolio manager (beginning in 2013).

The date of this supplement is February 1, 2016.

E139-041 2/1/16